UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 11, 2009
LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd.
St. Charles, MO	63301
(Address of Principal Executive Offices)	(Zip Code)
(636) 946-6525
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, If Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
     On March 11, 2009, LMI Aerospace, Inc. (the “Company”) issued a press release (the “Press Release”) announcing, among other things, its financial results for the fourth quarter and for the year ended December 31, 2008. The text of the Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
     A conference call to discuss the results will be held on Thursday, March 12, 2009, at 9:00 A.M. CDT, which will be hosted by Ronald S. Saks, President and Chief Executive Officer, and Lawrence E. Dickinson, Chief Financial Officer.
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
     The Company also announced in the Press Release its revised guidance for fiscal year 2009.
     The information in Items 2.02 and 7.01 above shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Text of press release issued by the Company dated March 11, 2009.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 11, 2009

LMI AEROSPACE, INC.
By:	/s/ Lawrence E. Dickinson
Lawrence E. Dickinson
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Text of press release issued by the Company dated March 11, 2009